                                                                EXECUTION COPY
                                                                 EXHIBIT 10.13*

                          EQUIPMENT PASSDOWN AGREEMENT

This Equipment Passdown Agreement (this "Agreement") is made this July 31, 1999 (the "Effective Date") between Semiconductor Components Industries, LLC, a Delaware limited liability company ("SCILLC") and Motorola, Inc., a Delaware corporation ("Motorola").

                                   WITNESSETH:

WHEREAS, pursuant to the Reorganization Agreement and the Recapitalization Agreement, as defined herein, the business and operations of the Semiconductor Components Group are being reorganized as a "stand alone" business;

WHEREAS, in connection therewith, Motorola and SCILLC desire that Motorola sell, and SCILLC purchase, certain equipment no longer used in active service as set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Motorola and SCILLC agree as follows:

1     DEFINITIONS:

      1.1   CLOSING DATE means July 31, 1999.

      1.2 EQUIPMENT shall include all semiconductor fab, assembly, packaging and testing equipment owned by Motorola and used in the business of SPS usable in SCG's business that Motorola is proposing to remove from active service or put up for sale, provided that such definition does not include equipment Motorola is selling or otherwise transferring to a majority controlled affiliate or is selling or transferring to a third-party in a transaction that will generate sales for Motorola.

      1.3 GAP shall have the meaning ascribed to such term in Section 2.6, hereof.

      1.4 MOTOROLA LIST shall have the meaning ascribed to such term in subsection 2.1.1, hereof.

      1.5 RECAPITALIZATION AGREEMENT means the Agreement and Plan of Recapitalization and Merger, as amended pursuant to Amendment No. 1 to the Recapitalization Agreement dated July 28, 1999, by and among Motorola, Inc., SCG Holding Corporation, Semiconductor Components Industries, LLC, TPG Semiconductor Holdings LLC and TPG Semiconductor Acquisition Corp made as of May 11, 1999

      1.6 REORGANIZATION AGREEMENT means the Reorganization Agreement by and among Motorola, Inc., SCG Holding Corporation and Semiconductor Components Industries, LLC dated as of May 11, 1999.

      1.7 SCG LIST shall have the meaning ascribed to such term in subsection 2.1.2, hereof.

        ----------------

        * Confidential information in this Exhibit 10.13 has been ommitted and filed separately with the Securities and Exchange Commission.

      1.8   SPS means the Semiconductor Product Sector of Motorola.

2     RIGHT OF PURCHASE

      2.1 SCILLC will have the right throughout the term of this Agreement to purchase any Equipment pursuant to the following conditions:

            2.1.1 Motorola shall provide to SCILLC, on a monthly basis, a list setting forth any Equipment Motorola is planning to remove from active services (the "Motorola List"). Motorola shall provide such Motorola Lists on an exclusive basis to SCILLC fifteen (15) days prior to any disclosure of such lists to any brokers or other third-parties. In addition, representatives of SCILLC and Motorola shall also meet at least once a year to discuss Motorola's plans with regard to the disposition of any Equipment and SCILLC's Equipment needs. In the event the parties mutually agree, SCILLC shall have the same right of first refusal with regard to any Equipment identified pursuant to such negotiations as it does with regard to Equipment provided on a Motorola List.

            2.1.2 Within fifteen (15) days of SCILLC's receipt of the Motorola
                  List, SCILLC shall provide Motorola with an initial list (the "SCG List") of any Equipment it wishes to purchase, including an offered price. The offered price is contingent upon SCILLC's satisfactory inspection of the Equipment pursuant to subsection 2.1.3.

            2.1.3 SCILLC shall have fifteen (15) days from the time it is provided the Motorola List to inspect the Equipment on the SCG List. Motorola shall provide SCILLC access during reasonable business hours to inspect such Equipment. Such inspection shall include, if possible, an opportunity to observe the Equipment in use prior to its decommissioning.

            2.1.4 During the 15 day period described in subsection 2.1.3, SCG and Motorola may also further negotiate the price for any of the Equipment. Before the end of this 15 day period, SCG shall provide a final offer with regard to the Equipment (the "Final Offer").

            2.1.5 In the event Motorola does not accept SCILLC's Final Offer with regard to any individual piece of Equipment within
                  ten (10) days of receipt of the Final Offer, such Final Offer shall be considered withdrawn and Motorola shall have the right to offer such Equipment for sale to any other parties or donate such Equipment to an educational institution;
                  *********************************************************
                  ********************************

------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission.

                  *************************************************************
                  ********** months after Motorola rejects SCILLC's Final
                  Offer without first offering such Equipment to SCG for sale at a price equal to SCG's Final Offer. Upon request, Motorola will provide reasonable documentation to evidence such sale or donation.

      2.2 To the extent Motorola has decided to terminate any operating lease for Equipment, Motorola shall notify SCILLC, and SCILLC shall have fifteen (15) days in which to notify Motorola of its desire to assume the lease. If SCILLC notifies Motorola of its desire to assume the lease, Motorola shall reasonably cooperate with SCILLC for a period not to exceed 30 days, to negotiate mutually satisfactory terms for SCILLC's assumption of the lease. If the parties cannot reach agreement within such 30-day period, Motorola shall have no further obligation to SCILLC under this subsection
            2.2. Motorola shall assist SCILLC in obtaining any necessary third party consents to such an assignment, provided that any fees or costs relating to such assistance shall not exceed the costs Motorola would have incurred for the termination of such lease, and provided that if such costs to Motorola exceed the costs Motorola would have incurred to terminate the lease, then such additional costs shall be paid by SCILLC.

      2.3 SCILLC's right to purchase or lease Equipment shall not apply to a sale by Motorola of a complete facility or product line as an operating entity.

      2.4 In addition to any Equipment sold pursuant to this Agreement, Motorola shall also use reasonable efforts to provide any related operation and maintenance manuals and schematics and, in the event such Equipment is the last piece of such Equipment owned by Motorola, any related spare parts and consumables related solely to such Equipment.

      2.5 If SCILLC elects to sell any Equipment previously purchased from Motorola pursuant to this Agreement within a one (1) year of the purchase date, then SCILLC shall pay Motorola the difference between the net proceeds from such sale (if such sale price is higher than the price paid by SCILLC) and the price paid to Motorola.

      2.6 As of July 30, 1999, the parties acknowledge there is a currently estimated shortfall of $12.8 million net book value of equipment to be transferred to SCILLC (the "GAP"). Motorola agrees to cooperate with SCILLC to identify Equipment, acceptable to SCILLC, that would otherwise be covered by this Section 2 and transfer such Equipment to SCILLC at no cost. Upon such transfer, the Gap will be reduced by the net book value of such equipment, or if such transferred equipment is listed on Schedule A, by the amount listed alongside such product under the category titled "Cost to Procure Now." If, two (2) years from the Closing Date, the Gap is greater than zero, then Motorola will pay SCILLC cash equal to two times the remaining balance of the Gap.

------------------
* Confidential Information omitted and filed separately with the Securities and Exchange Commission.

3     EQUIPMENT

      3.1 The sale of any Equipment, or assignment of a lease hereunder, does not imply any transfer of Motorola's intellectual property, technical information or know-how.

4     DELIVERY AND PAYMENT

      4.1 The Equipment will be sold FOB the loading dock at the location where the Equipment was last used. Motorola shall be responsible for all expenses associated with the removal of the Equipment from active use (including disconnect, purge, shrinkwrapping and other activities normally conducted by Motorola prior to packing, crating, stabilization and caging). SCILLC shall be responsible for all packing, crating, stabilization, caging and shipping costs and compliance with any local laws, including export control laws. Shipment must be completed within fifteen (15) days of the completion of all packing, crating, stabilization and caging, or Motorola may assess reasonable storage charges.

      4.2   Payment shall be due to Motorola 30 days after the date of invoice.

5     INSPECTION/WARRANTIES

      5.1 If Motorola does not afford SCILLC adequate opportunity to observe the de-installation of the Equipment, Motorola shall warrant that the Equipment has been de-installed and, if relevant, stored, in a manner that is consistent with Motorola's usual and customary practices and, has been turned over to the SCILLC designated carrier in the same condition (other than normal changes related to the de-installation process) as it was immediately prior to de-installation. Motorola shall provide SCILLC with any related documentation to that effect generated in the ordinary course of business. OTHER THAN THE LIMITED WARRANTY SET FORTH HEREIN, THE EQUIPMENT SHALL BE SOLD "AS-IS."

6     TERM

      6.1 This Agreement shall remain in effect through the end of December 31, 2003, and shall be renewable on an annual basis by mutual consent thereafter.

7     OTHER SUPPORT

      7.1 Motorola shall consider reasonable requests by SCILLC for installation support in connection with the equipment purchased hereunder. In such an event, Motorola and SCILLC shall seek to reach agreement as to the scope, terms and costs of any such installation support, provided that Motorola shall have no liability for such support unless specifically agreed to by the parties at such time.

      7.2 Motorola shall reasonably assist SCILLC in obtaining the benefit of any existing third-party parts supply, support or other contracts relating to the Equipment, provided that SCILLC shall be responsible for all expenses related thereto.

8     ASSIGNMENT

      8.1 This Agreement shall be binding upon, inure to the benefit of, and be enforceable by or against the parties hereto and their respective successors and assigns; provided, however, that neither party hereto may assign this Agreement without the prior written consent of the other (which consent shall not unreasonably be withheld) except to a party that acquires all or substantially all of the assets of the assigning party (provided, further that for the purposes of this assignment by SCILLC, or any assignment by operation of law, TPG Partners II or any affiliated funds must directly or indirectly remain the single largest shareholder of such an acquirer of the surviving entity) or for the account of the lenders providing bank financing solely and specifically for the purpose of securing such bank financing in connection with the Recapitalization Agreement and the transactions contemplated thereby. In the event Motorola sells substantially all of the assets of SPS, such acquirer shall remain bound by the terms of this Agreement.

9     NOTIFICATION

      9.1 Unless otherwise indicated herein, all notices, requests, demands or other communications to the respective parties hereto shall be deemed to have been given or made when deposited in the mails, registered mail, return receipt requested, postage prepaid, or by facsimile to the respective party at the following address:

            If to Motorola for     Motorola, Inc.
            Technical              6501 William Cannon Drive West
            Matters:               Austin, Texas 78735
                                   Facsimile Number: (512) 895-3809
                                   Attn: Jon Dahm

            If to Motorola:        Motorola, Inc.
                                   Law Department
                                   1303 E. Algonquin Road
                                   Schaumburg, Illinois 60196
                                   Facsimile Number: (847) 576-3628
                                   Attn: General Counsel

            and to                 Winston & Strawn
                                   35 West Wacker Drive

                                   Chicago, Illinois 60601
                                   Facsimile Number:(312) 558-5700
                                   Attn: Oscar A. David, Esq.

            If to SCILLC:          SCG Holding Corporation
                                   5005 E. McDowell Road
                                   Phoenix, Arizona 85008
                                   Facsimile Number: (602) 244-4830
                                   Attn: Dario Sacomani

            With copies to:        David Stanton
                                   Texas Pacific Group
                                   345 California Street
                                   Suite 3300
                                   San Francisco, California 94104
                                   Facsimile Number: (415) 743-1501

            and

                                   Cleary, Gottlieb, Steen & Hamilton
                                   One Liberty Plaza
                                   New York, New York 10006
                                   Attention: Paul J. Shim, Esq.
                                   Facsimile Number: (212) 225-3999

10    TRANSLATION

      10.1 If this Agreement is translated into a language other than English, the English language version will be the only version binding upon the parties.

11    ENTIRE AGREEMENT

      11.1  This Agreement, the Reorganization Agreement and the
            Recapitalization Agreement contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter.

12    MODIFICATION, NONWAIVER, SEVERABILITY

      12.1 No alleged waiver, modification or amendment to this Agreement or to Schedule A attached hereto shall be effective against either party hereto, unless in writing, signed by the party against which such waiver, modification or amendment is asserted, and referring specifically to the provision hereof alleged to be waived, modified or amended. The failure or delay of either party to insist upon the other party's strict performance of the provisions in this Agreement or to exercise in any respect any right, power, privilege, or remedy provided for under this Agreement shall not operate as a waiver or relinquishment thereof, nor shall any single or partial exercise of any right, power, privilege, or remedy preclude other or further exercise thereof, or the exercise of any other right, power, privilege, or remedy; provided, however, that the obligations and duties of either party with respect to the performance of any term or condition in this Agreement shall continue in full force and effect.

13    APPLICABLE LAW AND DISPUTE RESOLUTION

      13.1 New York law governs this Agreement. The parties will settle any claim or controversy arising out of this Agreement in the manner set forth in Article IV.3 the Reorganization Agreement.

14    COMPLIANCE WITH LAWS

      14.1 Both parties will comply with all applicable state, federal or local laws, regulations or ordinances in the performance of their respective duties and obligations under this Agreement.

15    EXPORT CONTROL AND GOVERNMENTAL APPROVAL

      15.1 The parties acknowledge that each must comply with all applicable rules and laws in the performance of their respective duties and obligations including, but not limited to, those relating to restrictions on export and to approval of agreements. Each party will be responsible for obtaining and maintaining all approvals and licenses, including export licenses, permits and governmental authorizations from the appropriate governmental authorities as may be required to enable such party to fulfill its obligations under this Agreement. Each party agrees to use its best efforts to the other in obtaining any such approvals, export licenses, permits or governmental authorizations.

      15.2 Each party agrees that, unless prior written authorization is obtained from the United States Bureau of Export Administration, it will not export, re-export, or transship, directly or indirectly, any products or technical information that would be in contravention of the Export Administration Regulations then in effect as published by the United States Department of Commerce.

16    SECTION TITLES

      16.1 Section titles as to the subject matter of particular sections herein are for convenience only and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular sections to which they refer.

17    INTERPRETATION

      17.1 The headings and captions contained in this Agreement and in the Schedule attached hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word "including" herein shall mean "including without limitation." Capitalized terms not defined herein shall have the terms set forth in the Recapitalization Agreement.

18    NO STRICT CONSTRUCTION

      18.1 The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any person.

19    COUNTERPARTS

      19.1 This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date and year first set forth above.

                                        MOTOROLA, INC.

                                        By: /s/ Carl F. Koenemann

                                        ----------------------------------------
                                        Name: Carl F. Koenemann

                                        ----------------------------------------
                                        Title: Executive Vice-President and
                                        Chief Financial Officer

                                        ----------------------------------------


                                        SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC

                                        By: SCG Holding Corporation, its sole
                                            member

                                        By: /s/ Theodore W. Schaffner

                                        ----------------------------------------
                                        Name: Theodore W. Schaffner

                                        ----------------------------------------
                                        Title: Vice-President

                                        ----------------------------------------

                                                    Equipment Passdown Agreement

                       CAPX GAP 1999-2000   UPDATED: 4/20/99

                                   SCHEDULE A

                                                                                                                      COST TO
                                                                                                                   PROCURE TOOL
                                                                                                                        NOW
                      SCG PROJECT REQUIREMENT                               ASSET DESCRIPTION
------------------------------------------------------------ ------------------------------------------------- ---------------------
        Aizu MOS7X - 2000 wpw Ph I                                           FVI (microscope)                        $10,000
        Aizu MOS7X - 2000 wpw Ph I                                           FVI (microscope)                        $10,000
Required for Tesla (Std. Lin.) 11 K wpw                                         Microscope                           $10,000
Required for Tesla (Std. Un.) 11 K wpw                                         Nanometrics                           $10,000
Required for Piestany (M. Gate) 4K wpw                                  MEGASONIC CLEANING SYSTEM                    $30,000
Required for Tesla (Std. Lin.) 11 K wpw                                REFURBD VERTEQ MEGASONIC CL                   $30,000
Required for Tesla (Std. Lin.) 11 K wpw                                VERTEQ MEGASONIC CLEAN SYST                   $30,000
Required for Tesla (Std. Lin.) 11 K wpw                                VERTEQMEGASONIC CLEANING SY                   $30,000
        Aizu MOS7X - 2000 wpw Ph I                                          Prober for inking                        $40,000
        Aizu MOS7X - 2000 wpw Ph I                                          Prober for inking                        $40,000
        Aizu MOS7X - 2000 wpw Ph I                                          Parametric prober                        $40,000
        Aizu MOS7X - 2000 wpw Ph I                                        Prober for FET Tester                      $40,000
        Aizu MOS7X - 2000 wpw Ph I                                        Prober for FET Tester                      $40,000
Required for Piestany (M. Gate) 4K wpw                                     2001 X/2 AUTO PROBER                      $40,000
Required for Piestany (M. Gate) 4K wpw                                     2001X/20 AUTOPROBER                       $40,000
Required for Piestany (M. Gate) 4K wpw                                THERMAL PROCESS SYSTEM (RTA)                   $40,000
Required for Piestany (M. Gate) 4K wpw                                     Motorola T.5 Tester                       $60,000
Required for Piestany (M. Gate) 4K wpw                                     Motorola T.5 Tester                       $60,000
Required for Piestany (M. Gate) 4K wpw                                     Motorola T.5 Tester                       $60,000
Required for Piestany (M. Gate) 4K wpw                                     Motorola T.5 Tester                       $60,000
Required for Plestany (M. Gate) 4K wpw                              Fuming Nitric Metal Redo Bench (Bath)            $70,000
Required for Tesla (Std. Lin.) 11 K wpw                                MOD SPW-612A SPIN ETCHER-SIN                  $75,000
Required for Tesla (Std. Un.) 11 K wpw                                 MOD SPW-612A SPIN ETCHER-SIN                  $75,000
Required for Tesla (Std. Lin.) 11 K wpw                                MOD SPW-612A SPIN ETCHER-SIN                  $75,000
        Aizu MOS7X - 2000 wpw Ph I                                              Post Clean                          $100,000
        Aizu MOS7X - 2000 wpw Ph I                                            Resist Removal                        $100,000
Required for CDMC 1500 wpw                                                      Fusion DUV                          $100,000
Required for Piestany (M. Gate) 4K wpw                                    Nanostrip Bench (bath)                    $100,000
Required for Piestany (M. Gate) 4K wpw                                    Nanostrip Bench (bath)                    $100,000
Required for Piestany (M. Gate) 4K wpw                               Questor & CD Measurement Systems               $100,000
Required for Piestany (M. Gate) 4K wpw                               Quaster Plus Measurement System                $100,000
Required for Piestany (M. Gate) 4K wpw                                 PreMetal Clean Bench (Bath)                  $140,000
        Aizu MOS7X - 2000 wpw Ph I                                         FET Tester for IGBT                      $150,000
        Aizu MOS7X - 2000 wpw Ph I                                         FET Tester for IGBT                      $150,000
Required for Piestany (M. Gate) 4K wpw                                    Negative Coater Track                     $175,000
Required for Piestany (M. Gate) 4K wpw                                    Negative Coater Track                     $175,000
Required for Piestany (M. Gate) 4K wpw                                    Negative Coater Track                     $175,000
Required for Piestany (M. Gate) 4K wpw                                    Negative Coater Track                     $175,000
Required for Piestany (M. Gate) 4K wpw                                   Negative Developer Track                   $175,000
Required for Piestany (M. Gate) 4K wpw                                   Negative Developer Track                   $175,000
        Aizu MOS7X - 2000 wpw Ph I                                     H3PO4 Hood Wet Nitride Etch                  $190,000
Required for Piestany (M. Gate) 4K wpw                                     HF Wet Bench (bath)                      $190,000
Required for Piestany (M. Gate) 4K wpw                                     HF Wet Bench (bath)                      $190,000

                       CAPX GAP 1999-2000   UPDATED: 4/20/99


                                                                                                                      COST TO
                                                                                                                   PROCURE TOOL
                                                                                                                        NOW
                      SCG PROJECT REQUIREMENT                               ASSET DESCRIPTION
------------------------------------------------------------ ------------------------------------------------- ---------------------
Required for Guad (Rectifier) 6.1 K wpw                               SVG 8800 PR Coat/Develop Track                $200,000
Required for Guad (Rectifier) 6.1 K wpw                               SVG 8800 PR Coat/Develop Track                $200,000
Required for Guad (Rectifier) 6.1 K wpw                               SVG 8800 PR Coat/Develop Track                $200,000
Required forPiestany (M. Gate) 4K wpw                                   DAINIPPON SCREEN SCW636CV                   $200,000
Required for Tesla (Std. Lin.) 11 K wpw                                REGEN SVG8632 CTD SYSTEM/862                 $200,000
Required for Tesla (Std. Lin.) 11 K wpw                                       Plasma Etcher                         $225,000
Required for Piestany (M. Gate) 4K wpw                                    HP 4062UX TEST SYSTEM                     $300,000
Required for CDMC 1500 wpw                                          AMT 5000 ox/nit etcher (2 chamber)              $350,000
        Aizu MOS7X - 2000 wpw Ph I                                       Auto BHF Wet Glass Etch                    $440,000
        Aizu MOS7X - 2000 wpw Ph I                                       Auto BHF Wet Glass Etch                    $440,000
        Aizu MOS7X - 2000 wpw Ph I                                        Auto SPM PIRANHA CLEAN                    $440,000
        Aizu MOS7X - 2000 wpw Ph I                                     Semitool SAT DI Water Rinse                  $440,000
        Aizu MOS7X - 2000 wpw Ph I                                      Semitool SAT Oxide Removal                  $440,000
        Aizu MOS7X - 2000 wpw Ph I                                       Semitool SAT PSG Removal                   $440,000
        Aizu MOS7X - 2000 wpw Ph I                                   Semitool SAT Veil Remove Ox Etch               $440,000
        Aizu MOS7X - 2000 wpw Ph I                                          P5000 Poly Etcher                       $450,000
Required for Guad (Rectifier) 6.1K wpw                                 CHA M50 Aluminum Evaporator                  $450,000
Required for CDMC 1500 wpw                                                 Spec hood (9 tanks)                      $500,000
Required for Guad (Rectifier) 6.1K wpw                                        DISCO GRINDER                         $650,000
Required for Tesla (Std. Lin.) 11 K wpw                                DISCO #650 GRINDER-DFG-73H/                  $650,000
        Aizu MOS7X - 2000 wpw Ph I                              SVG VTR Furnace: Vertical(Low Temp Anneal           $750,000
        Aizu MOS7X - 2000 wpw Ph I                                          SVG VTR LP-Nitride                      $800,000
        Aizu MOS7X - 2000 wpw Ph I                                          SVG VTR LP-Nitride                      $800,000
        Aizu MOS7X - 2000 wpw Ph I                                           SVG VTR LP-Poly                        $800,000
Required for Guad (Rectifier) 6.1K wpw                                Balzers LLS801 Sputtering Tool                $900,000
Required for Guad (Rectifier) 6.1K wpw                                Balzers LLS801 Sputtering Tool                $900,000
        Required for CDMC 1500 wpw                                            I-Line Stepper                      $1,000,000
        Required for CDMC 1500 wpw                                            I-Line Stepper                      $1,000,000

                  TOTAL                                                                                          $18,380,000

                                                                                                                 $18,380,000
                  TOTALS

                       CAPX GAP 1999-2000   UPDATED: 4/20/99


                                                                                                                        COST TO
                                                                                                                      PROCURE TOOL
                                                                                                                          NOW
                      SCG PROJECT REQUIREMENT                                   ASSET DESCRIPTION
----------------------------------------------------------------- ----------------------------------------------- ------------------
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                    Nikon G4-G7 with EFA q-Une                 $300,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                        Prober forIinking                       $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                        Prober for Inking                       $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                        Prober for Inking                       $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                        Parametric prober                       $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                      Prober for FET Tester                     $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                      Prober for FET Tester                     $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                      Prober for FET Tester                     $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                      Prober for FET Tester                     $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                      Prober for FET Tester                     $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                      Prober for FET Tester                     $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                      Prober for MST Tester                     $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                      Prober for MST Tester                     $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                      Prober for TMT Tester                     $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                      Prober for TMT Tester                     $40,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                          Asher (Barrel)                        $50,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                          Asher (Barrel)                        $50,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                          Asher (Barrel)                        S50,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                          Asher (Barrel)                        $50,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                          Asher (Barrel)                        $50,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                          Asher (Barrel)                        $50,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                          Asher (Barrel)                        $50,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                          Asher (Barrel)                        $50,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                          Asher (Barrel)                        $50,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                          Asher (Barrel)                        $50,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                   Fusion 200 / 150 Resist Cure                $100,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                        Parametric Tester                      $105,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                       FET Tester for IGBT                     $150,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                       FET Tester for IGBT                     $150,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                      Laser Trim, For ACMOS                    $150,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                             TEGAL901                          $175,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                             TEGAL901                          $175,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                             TEGAL901                          $175,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II             H3PO4 Bath Hood/SEZ 101 Wet Nitride Etch          $190,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Coat Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Coat Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/6800 Coat Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Coat Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Coat Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Coat Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Deve Standalone TraCK             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Deve Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Deve Standalone, Track            $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Deve Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Deve Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Deve Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Deve Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               SVG 8600/8800 Deve Standalone Track             $200,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                             TEGAL903                          $225,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                             TEGAL903                          $225,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                             TEGAL903                          $225,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                             TEGAL903                          $225,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                   DNS SPW-612A Wet Metal Etch                 $300,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                 FSI Mercury Pre-CVD/Metal Clean               $400,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                 FSI Mercury Pre-Diffusion Clean               $400,000

                       CAPX GAP 1999-2000   UPDATED: 4/20/99


                                                                                                                        COST TO
                                                                                                                      PROCURE TOOL
                                                                                                                          NOW
                      SCG PROJECT REQUIREMENT                                   ASSET DESCRIPTION
----------------------------------------------------------------- ----------------------------------------------- ------------------
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                 FSI Mercury Pre-Diffusion Clean               $400,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                 FSI Mercury Pre-Diffusion Clean               $400,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II            Auto BHF BATH /Semitool SAT Wet Oxide Etch         $440,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II            Auto BHF BATH /Semitool SAT Wet Oxide Etch         $440,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II            Auto BHF BATH /Semitool SAT Wet Oxide Etch         $440,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II            Auto SPM Bath /Semi~tool SAT PIRANHA CLEAN         $440,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                    Semitool SAT Oxide Removal                 $440,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                    Semitool SAT Oxide Removal                 $440,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                     Semitool SAT PSG Removal                  $440,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                 Semftool SAT Veil Remove Ox Etch              $440,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                   CHA Mark 50 Back Metal Evap                 $450,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                   CHA Mark 50 Back Metal Evap                 $450,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               MRL Cyclone/ Semy Controllers Fumace            $450,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II               MRL Cyclone/ Semy Controllers Fumace            $450,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                       MST Tester for VHVIC                    $450,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                       MST Tester for VHVIC                    $450,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                        P5000 Poly Etcher                      $450,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                           Backgrinder                         $650,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                         SVG VTR Furnace                       $750,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II           SVG VTR Furnace :Vertical (Low Temp Anneal)         $750,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                Varian 3290 Thick Al-SI-Cu Sputter             $750,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                        SVG VTR LP-Nitride                     $800,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                        SVG VTR LP-Nitride                     $800,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                         SVG VTR LP-Poly                       $800,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                         SVG VTR LP-Poly                       $800,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                  Nikon I-line 1-Line Coritical              $1,000,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II            Applied Endura Barrier Metal/Thin Al-SI-Cu       $1,250,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                Eaton G SD High Current Implanter            $2,500,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                 Eaton GSD High Current Implanter            $2,500,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                 Eaton GSD High Current Implanter            $2,500,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                 Eaton GSD Med Current Implanter             $2,500,000
Aizu MOS7X (IGBT2Trench,VHVIC,ACMOS) 3000-5000 wpw Ph II                 Eaton GSD Med Current Implanter             $2,500,000
                                                                  ----------------------------------------------- ------------------
                                                                                      TOTAL                         $35,850,000
                                                                                  NBV EQUIVALENT                    $17,925,000